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Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 20, 2002 included in Allergy Research Group, Inc.'s Annual Report on Form 10-KSB (File No. 000-27227) for the year ended December 31, 2001, and to all references to our Firm included in this Registration Statement.


                                                    /s/ Clancy and Co., P.L.L.C.

                                                    CLANCY and CO., P.L.L.C.